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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)  July 6, 2005
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                            Impax Laboratories, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           0-27354                                     65-0403311
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  (Commission File Number)                  (IRS Employer Identification No.)


           30381 Huntwood Avenue                             Hayward, CA 94544
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 (Address of Principal Executive Offices)                       (Zip Code)

                                 (510) 476-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On July 6, 2005, the Company and HSBC Bank USA, National Association, as trustee (the "Trustee"), entered into a Supplemental Indenture (the "Supplemental Indenture") that amends the Indenture dated as of June 27, 2005 between the Company and the Trustee (the Indenture"). The Indenture governs the Company's 3.50% Convertible Senior Subordinated Debentures Due 2012 (the "3.50% Debentures"). The Indenture was reported in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 27, 2005, as amended on June 28, 2005 (the "June 28, 2005 Form 8-K/A").

         The purpose of the Supplemental Indenture was to evidence the parties agreement to: (i) the calculation of the Average Closing Price, as defined in the Indenture, at $15.919 and (ii) the Make-Whole Premium Table as defined in the Indenture. The Average Closing Price was defined in the Indenture as the average of the Closing Sale Prices, as defined in the Indenture, of the Company's common stock for the ten Trading Days, as defined in the Indenture, beginning on and including June 20, 2005. Each 3.50% Debenture will be convertible into Company common stock at an initial conversion price per share equal to 130% of the Average Closing Price, subject to adjustment as provided in the Indenture.

         Under the Indenture, if a holder elects to convert 3.50% Debentures within a period of 30 Trading Days after the effective date of a Fundamental Change, as defined in the Indenture --consisting generally of a transaction constituting a change of control of the Company or approval by the shareholders of a plan of liquidation or dissolution of the Company--the holder will be entitled to receive a "make-whole" premium consisting of additional shares of the Company's common stock (or, if the Company so elects, the same consideration offered in connection with the Fundamental Change).

         The Make-Whole Premium Table sets forth the number of additional shares to be paid depending upon the effective date of the Fundamental Change and the price paid per share of common stock in the Fundamental Change, determined as provided in the Indenture.

         The foregoing description of the terms of the Indenture and the Supplemental Indenture is qualified in its entirety by reference to the full text of those documents. For more information, see the Indenture filed as
Exhibit 4.2 to the June 28, 2005 Form 8-K/A and the Supplemental Indenture filed as Exhibit 4.1 hereto, the provisions of which are incorporated herein by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

                  (c)  Exhibits.

4.1 Supplemental Indenture, dated as of July 6, 2005, to the Indenture, dated as of June 27, 2005, between the Company and HSBC Bank USA, National Association, as trustee.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Impax Laboratories, Inc.

Date: July 7, 2005
                                          By: /s/ Arthur A. Koch, Jr.
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                                              Arthur A. Koch, Jr.
                                              Chief Financial Officer